Multiband | DRIVEN BY PERFORMANCE SM

Investor Presentation

James Mandel - CEO

Safe Harbor Statement

During the course of this presentation, the Company may make forward-looking statements relating to such matters as anticipated financial performance, business prospects, technological developments, new products, and similar matters. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements including those made in this presentation. In order to comply with the terms of the Private Securities Litigation Reform Act, the Company notes that a variety of factors could cause the Company's actual results and experience to differ materially from the anticipated results or other expectations expressed in the Company's forward-looking statements.

Multiband Overview

- Multiband Corporation (MBND) has three primary operating segments – Fulfillment , MDU and Engineering & Deployment:
  - **Fulfillment**, which primarily engages in the installation and maintenance of video services for single family residences
  - **Multi-Dwelling Unit (MDU)**, which is sales of video, voice, and data services to residents of multiple dwelling units
  - **Engineering & Deployment**: digital signage, alternative energy, electronic power systems, and wireless infrastructure and design
- Multiband is headquartered in Minneapolis, MN, and has offices strategically placed around the continental United States


Multiband Footprint
Corporate Location
Locations

Financial & Company Highlights

($ in millions)	**As of 1/4/2011**
Diluted Market Capitalization	$79.5
Total Enterpreise Value	$96.9
	As of 9/30/2011
LTM Revenue	$293
LTM EBITDA	$23.3
Employees	4,000

Experienced Management

- **James Mandel, CEO**
  - CEO and Director since October 1998
  - Co-founder and interim CEO of Call 4 Wireless, Inc.
  - 1991-1996: VP of Systems for Grand Casinos, Inc.,
    - Grand Casinos, Inc. sold to Park Place Entertainment for $820MM
- **Steve Bell, President & CFO**
  - CFO and General Counsel since 1994
  - Has been with Multiband for 25 years
- **Dave Ekman, CIO**
  - Chief Information Officer since 1999
- **Kent Whitney, COO**
  - Chief Operating Officer since 2004
- **Dave Carlson, VP Financial Operations**
  - VP Financial Operations since 2008
- **Mitch Clark, EVP**
  - Executive VP of Strategic Projects
- **Brenda Gigstad, VP Finance**
  - VP Finance since 2004

Investment Highlights

- **Fulfillment segment generates significant, stable cash flow**
  - LTM Revenue of $267.5MM and LTM EBITDA of $27.2 MM
- **MDU segment provides opportunity for explosive growth**
  - LTM Revenue of $23.7MM and LTM EBITDA of $1.1 MM
- **Engineering & Deployment segment**
  - Strong acquisition-based activity
  - Perfect fit to fill MBND's product/service offerings by providing "start to finish" applications
- **Highly scalable infrastructure**
  - Incremental revenue from acquisitions allows for higher EBITDA margins long-term
  - Demonstrated acquisition track record of successfully realizing synergies and improving operational efficiencies
- **Pursue opportunistic acquisitions available at attractive multiples**

Business Overview

Multiband Business Overview

- MBND provides services in three business segments:
  - **Fulfillment** – provides installation and maintenance of video services for single family homes. The Fulfillment segment contributes approximately 89% of MBND's revenues
  - **MDU** – provides video, voice, and data services to residents of multiple dwelling units. The MDU segment contributes approximately 11% of MBND's revenues
  - **Engineering & Deployment** – provides wireless infrastructure for all facets of communication, including cellular, broadcast, microwave, two-way and broadband connectivity. In addition, the segment also provides construction services in the field of alternative energy such as wind, solar, etc.
- MBND is a leading Home Service Provider (HSP) for DIRECTV, servicing over 20% of DIRECTV's home installations nationwide and is the largest nationwide DIRECTV Master System Operator in the MDU market

MBND Historical Quarterly EBITDA Performance


10
9
8
7
6
5
4
3
2
1
0
0.3
1.2
3.1
3.1
1.7
2.1*
7.3
6.4**
2.2
3.4
6.0
9.4
2.1
4.1
5.4
Q1
Q2
Q3
Q4
2008 EBITDA
2009 EBITDA
2010 EBITDA
2011 EBITDA

*Adjusted to remove the impact of one-time expenses incurred due to rapid ramp-up of technical workforce ($4.6 million) and implementation costs due to changes in inventory management systems ($2.5 million)

Fulfillment Overview

- **In the Fulfillment segment, MBND has a long-term services contract with DIRECTV which provides for the installation and maintenance of video, audio, and technological services in single family residences. Other customers include Time Warner Cable (TWC) and Comcast.**
- **MBND is the second largest Fulfillment partner for DIRECTV, servicing 36 dedicated markets or 17% of all their customers in single family homes**
- **DIRECTV has grown dramatically over the past 10 years**
  - Subscribers have more than doubled from 9.5 million to 19.2 million
- **Fulfillment partners like MBND of high strategic importance to DIRECTV, outsourcing currently handling roughly 60% of install volume**
  - DIRECTV has narrowed its suppliers of residential home installation services to a few reliable providers, of which MBND is consistently the top performer
  - Need providers which can deliver high quality installations and effectively resolve customer issues in an acceptable timeframe
  - MBND handles 1.7 million installations and service calls each year
  - MBND has consistently outperformed its peers based on a 17-metric performance valuation conducted by DIRECTV and has been selectively called upon to fulfill the obligations of its competitors in times of high volume

MDU Overview

- **In the Multi-Dwelling Unit (MDU) segment, MBND sells video, voice, and data services to residents of multiple dwelling units**
- **MBND directly contracts with customers in MDU properties**
  - MDU segment represents a recurring revenue stream for MBND
- **MBND is one of only a few Master System Operators (MSO's) for MDU properties for DIRECTV**
  - MBND owns or services 30% of DIRECTV customers in MDU properties
- **Huge market potential**
  - Domestic MDU Market: 30MM units (1/3 of total U.S. housing base) with 300K units built each year
  - $60B market potential for voice, video and data services
  - Only 1% DIRECTV penetration in MDUs vs. 27% penetration in single family homes
  - $300MM+ revenue opportunity for MBND in served addressable market (SAM) with 15-20% EBITDA margins
  - **New 4 year MDU Agreement announced August 2011**

MBND is a key DIRECTV MDU partner that enables triple play services (voice, video & data) in MDU

Engineering and Deployment Services

- **Entered E &W space through the acquisition of certain WPCS International, Inc. operating segments**
- **Multiband is well positioned to function as "value engineers" as the majority of necessary infrastructure is already in place**
  - Includes sophisticated design technology, trained human capital and established working relationships with potential clients

Major Engineering and Wireless Customer Base	
Radio Frequency Engineering	***Wireless Tower Engineering and Deployment***
Customers: *World Trade Complex*	***Customers:*** ***Cellular Carriers*** ***ATT Wireless, Cingular, Verizon, Sprint*** ***State Governments*** ***Federal Government*** ***Federal Aviation Administration, DOC***

Leveragable Infrastructure

- **Multibanc has sufficient infrastructure in place to grow its business while adding limited costs**
  - Provides for additional EBITDA expansion from current EBITDA margin of 8% to long-term EBITDA margin of 15%


Multiband

- **State-of-the-art call center in Fargo, ND**
  - 125 seats
  - Significant IT investments to streamline operations and allow scale
- **Large service-oriented technical labor force**
  - ~3,500 skilled field technicians
  - ~325 customer service representatives
  - ~375 other employees
- **28 field offices with coverage across 32 states**
- **More than 2,000 leased vehicles in fleet with upside capacity for growth**

Growth Strategy

Growth Strategy

- **Continue to develop core Fulfillment business**
  - Profitable and predictable core business critical to DIRECTV's operations
  - Explore opportunities for growth with other customers
- **Rapidly grow MDU Business**
  - Under penetrated segment with attractive ROI characteristics
  - Potential to double revenue in each of the next two years ($25M current run-rate)
- **Expand Installation Services**
  - Leverage far-reaching operational infrastructure and strong technical background for other installation services
  - Variety of commercial opportunities emerging for trained & equipped technicians
- **Grow Engineering & Deployment Business**
- **Pursue Strategic Acquisitions**
  - Expand scope of technical installation services and geographic presence
  - Eliminate duplicative overhead costs and improve operational efficiencies

Steady Fulfillment Revenue

- **Multiband's Fulfillment segment has provided a consistent and steady level of revenue since 2009**

Fulfillment Revenue / Gross Profit

($ in millions)

	Total Revenue	Gross Profit	Gross Profit Margin
2009	$244	$53	21.7%
2010	$242	$71	29.3%
2011E	$270	$74	27.4%

- **MBND's contract with DIRECTV has historically been renewed prior to its expiration**
  - Current contract will extend until 2015, allowing for steady Fulfillment revenue in MBND's core market

History with DIRECTV

- **Multiband's track record of contract renewal shows that a DIRECTV termination is highly unlikely**
  - –1998: Initial contract
  - –1998-2009: Since 1998, contract has been renewed approximately every 3 years
  - –2010: MBND renewed the contract for 4 years
- **DIRECTV will continue to depend on high-quality, large fulfillment operators for its customer service needs**
  - –MBND is consistently ranked #1 by DIRECTV based on quality and performance metrics in relation to its peers.
  - –MBND regional footprint has not changed
  - –MBND asked to step in where other operators have failed
- **DIRECTV rigidly defines national service regions and historically will refuse to allow for region contract takeover**

Why MBND MDU is Poised for Growth

- **MBND has identified MDUs as an explosive growth opportunity**
- **Multiband effectively owns its MDU customers, which provides a recurring revenue stream**
- **Although Multiband has no obligation to any particular video service provider, the company has selected DIRECTV as its preferred provider based on DIRECTV's superior product**
  - Enhances the strategic partnership between DIRECTV and MBND
- **MBND enables the triple play bundle in MDU**
- **Capital Expense related to deployment has been reduced by 80% over last 3 years.**
- **MBND is currently the leading DIRECTV MDU provider with the ability to bundle services and effectively manage the customer and customer billing**
  - MBND at a significant competitive advantage with state-of-the-art call center and proprietary software
  - MBND is one of the only master system operators able to provide residents with a single consolidated bill for bundled services

MDU Rollout Initiatives

- **Large available market**
- **According to a study by management consultants McKinsey & Co., 15 million MDU customers were identified:**
  - –6 million located in MBND's designated markets
    - MBND Long term targeting 1 million of these for MDU build out which at 30% penetration would generate ~$360M in revenue or $120M in GP annually
    - Average cost of $250/ per unit to build out or $250M
- **New 30G wireless High Speed Internet Capability for MDU**
  - –In-house development acquired in initial WPCS transaction
  - –Initial testing underway in Texas property
  - –Additional Beta sites rolling out Q112
  - –Cheaper and faster speed (30G to each customer) than comps

Other Installation & Service Opportunities

- **MBND currently provides the following additional services:**
  - Home Security
  - Digital Signs
  - Big box retail electronics home installation
  - Alternative power generation
- **Expand into new installations and services**
  - Existing operational infrastructure
  - Super-regional footprint
- **Largely fixed cost structure yields high margins on incremental revenue opportunities**
- **Increased infrastructure utilization offsets seasonality**

Acquisition Strategy

- **Expand geographic footprint and customer base**
- **Leverage existing MBND infrastructure to eliminate duplicative SG&A and overhead costs**
- **Improve operational efficiencies and reduce costs (fuel, vehicle leasing, insurance etc.)**
- **Diversify scope of MBND technical installation and fulfillment services**
- **Track-record of successful acquisition integration:**
  - DirecTECH
    - Acquired DirecTECH (controlling stake) on January 2, 2009 for a total purchase price of $50.4M
    - DirecTECH LTM EBITDA at the time of acquisition was negative $6.7M
    - For the twelve month period ending September 30, 2011, this acquisition generated approximately $27M in EBITDA
    - Purchase Price / LTM EBITDA = 2.0x
    - Opportunities to repeat the DirecTECH strategy

Financials

Multiband Revenue Growth



Multiband Growth Strategy
Revenue ($MM)
700.0
600.0
500.0
400.0
300.0
200.0
100.0
-
$3.0
$25.7
$267.5
$7.5
$124.3
$97.0
$100.0
$100.0
$100.0
$150.0
$275.0
LTM 9/30/2011
Organic Fulfillment Growth
Organic MDU Growth
Organic Other Installations Growth
Acquisitions
Long-Term
Strategic Objectives
Fulfillment Contribution
MDU Contribution
Other Installation Contribution
Acquisitions

	Segment Revenue Contribution ($MM)			
Segment		**LTM 9/30/2011**		**Long-Term**
Fulfillment	$	267.5	$	275.0
MDU		25.7		150.0
Engineering & Deployment		3.0		100.0
Acquisitions		-		100.0
Total Revenue	**$**	**296.2**	**$**	**625.0**
Gross Profit	**$**	**83.9**	**$**	**200.0**
Gross Margin		*28.3%*		*32.0%*
Total EBITDA	**$**	**23.3**	**$**	**90.0**
EBITDA Margin		*7.9%*		*14.4%*

Investment Highlights

- **MBND generating significant and stable revenue and cash flow**
  - Record quarterly revenue in Q311 with FY2011 EBITDA guidance of $21-$24MM
  - $15.6 million in operating cash flow in the first nine months of 2011
- **Fulfillment segment has provided consistent and steady revenue and cash flow fueled by strong relationship with DIRECTV**
- **Compelling organic growth and acquisition-based opportunity in MDU segment**
  - Only 1% DIRECTV penetration in MDUs vs. 27% penetration in single family homes
  - $300MM+ revenue opportunity for MBND in served addressable market (SAM) with 15-20% EBITDA margins
- **Engineering & Deployment business involved in emerging technologies with huge growth potential**
- **Well-established super-regional infrastructure lends itself to strategic acquisitions and additional commercial installation services**
  - Demonstrated acquisition track record of successfully realizing synergies and improving operational efficiencies
- **Opportunistic acquisitions available at attractive multiples**
- **Strong and experienced management**
- **Undervalued in comparison to peers**

DRIVEN BY PERFORMANCE SM

www.multibandusa.com